                                                                     Exhibit 23

            Consent of Independent Registered Public Accounting Firm

 We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 14, 2008 relating to the financial statements, which appears in Pruco Life Insurance Company of New Jersey's Annual Report on Form 10-K for the year ended December 31, 2007.

 /s/ PricewaterhouseCoopers LLP

 New York, New York
 February 13, 2009